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                                                                   EXHIBIT 10.43

                        CONCENTRIC NETWORK CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT

                                 JULY 30, 1997
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                               TABLE OF CONTENTS

                                                                Page
                                                                ----

1.   Agreement To Sell and Purchase..........................    1

     1.1   Authorization Of Shares...........................    1
     1.2   Sale And Purchase Of Common Stock.................    1
     1.3   Hart-Scott-Rodino Compliance......................    1

2.   Closing, Delivery And Payment...........................    1

3.   Representations and Warranties Of The Company...........    2

     3.1   Organization, Good Standing And Qualification.....    2
     3.2   Authorization; Binding Obligations................    3
     3.3   Compliance With Other Instruments.................    3
     3.4   Securities Exemption..............................    3
     3.5   Full Disclosure...................................    3
     3.6   Valid Issuance of Shares..........................    4
     3.7   Litigation, Etc...................................    4
     3.8   Governmental Consent, etc.........................    4
     3.9   Termination of Employment.........................    5
     3.10  Intellectual Property Rights......................    5
     3.11  Proprietary Information Agreements................    5
     3.12  Lock-up Agreements................................    6

4.   Representations And Warranties Of Purchaser.............    6

     4.1   Requisite Power And Authority.....................    6
     4.2   Consents..........................................    6
     4.3   Investment Representations........................    6
     4.4   Legends...........................................    7
     4.5   Removal of Legend and Transfer Restrictions.......    8

5.   Conditions To Closing...................................    8

     5.1   Conditions To Purchaser's Obligations At
            The Closing......................................    8
     5.2   Conditions To Obligations Of The Company..........    9

6.   Rule 144 Reporting......................................    9

                                      -i-
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                               TABLE OF CONTENTS
                                  (continued)

                                                                Page
                                                                ----

7.   Miscellaneous..........................................     10

     7.1   Governing Law....................................     10
     7.2   Survival.........................................     10
     7.3   Successors And Assigns...........................     10
     7.4   Separability.....................................     10
     7.5   Amendment And Waiver.............................     11
     7.6   Notices..........................................     11
     7.7   Expenses.........................................     11
     7.8   Attorneys' Fees..................................     11
     7.9   Titles And Subtitles.............................     11
     7.10  Counterparts.....................................     11
     7.11  Broker's Fees....................................     12
     7.12  Termination......................................     12
     7.13  Subsequent, Consents, Permits and Waivers........     12

List of Exhibits:

Exhibit A   -  Preliminary Prospectus
Exhibit B   -  Legal Opinion

                                     -ii-
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                         CONCENTRIC NETWORK CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT


     THIS COMMON STOCK PURCHASE AGREEMENT (THE "AGREEMENT") IS ENTERED INTO AS OF JULY 30, 1997, BY AND BETWEEN CONCENTRIC NETWORK CORPORATION, A FLORIDA CORPORATION (THE "COMPANY") AND BAY NETWORKS, INC., A DELAWARE CORPORATION ("PURCHASER").


                                    RECITALS

     WHEREAS, the Company intends to reincorporate in Delaware by merger into Concentric Network Corporation, a Delaware corporation that was formed for the purpose of the reincorporation and that will be the surviving entity; the "Company" as used in this Agreement refers to, prior to such merger, the Florida corporation and, after such merger, the Delaware Corporation; and

     WHEREAS, Purchaser desires to purchase shares of the Company's common stock ("Common Stock"), such purchase to be made in a private placement to close concurrently with, but not before, the closing of the initial public offering of the Company having an aggregate price to the public of $40 million (the "IPO") pursuant to the registration statement filed on Form S-1 (File No. 333-27241) with the Securities and Exchange Commission (the "Commission") (such registration statement, as amended, shall be referred to herein as the "Registration Statement"); and

     WHEREAS, the Company desires to issue and sell the Shares (as defined below) to Purchaser on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.   AGREEMENT TO SELL AND PURCHASE.

     1.1   AUTHORIZATION OF SHARES.  On or prior to the Closing (as defined in
Section 2 below), the Company shall have authorized the sale and issuance to Purchaser of the Shares. Prior to the Closing the Company will have adopted and filed a Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware authorizing sufficient shares of Common Stock to cover the sale and issuance of the Shares to be purchased hereunder.

     1.2 SALE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Company, at the Closing, a number of shares of Common Stock of the Company equal to the Purchase Price (as hereafter defined) divided by the Price to Public per share set forth on the cover
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page of the final Prospectus (as defined in Section 3.5 below) at an aggregate purchase price of Three Million Dollars ($3,000,000) (the "Purchase Price"). The shares of Common Stock to be purchased hereunder are referred to as the "Shares." For purposes of this Agreement, the $40 million aggregate price to the public of the IPO shall include: (i) the $3,000,000 to be invested by Purchaser as provided in this Agreement, and (ii) an aggregate investment of approximately $17 million to be made in the Company by Williams Communications Group, Inc. ("Williams").

     1.3 HART-SCOTT-RODINO COMPLIANCE. Notwithstanding anything else in this Agreement, if the sale and issuance of the Shares is subject to the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), it shall be a condition to the Closing that any waiting period under the HSR Act applicable to the purchase of the Shares shall have expired or been terminated and any approvals required thereunder shall have been obtained, and the parties shall cooperate in promptly filing premerger reports and in taking all steps reasonably necessary to obtain early termination of any applicable HSR Act waiting periods. If any such waiting period shall not have expired or been subject to early termination on or before the date ninety (90) days from the date of this Agreement, either party may terminate this Agreement by giving written notice to the other.

2.   CLOSING, DELIVERY AND PAYMENT.

     Subject to the terms of Section 5, the closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place concurrently with, but not before, the closing of the IPO at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304. The date of the Closing is referred to as the "Closing Date." At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a certificate representing the number of Shares to be purchased at the Closing against payment by or on behalf of Purchaser of the Purchase Price therefor by cash, wire transfer, or by such other means as shall be mutually agreeable to Purchaser and the Company.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth in the Schedule of Exceptions attached hereto as Annex 1 or as otherwise disclosed in the Registration Statement on Form S-1 (File No. 333-27241) filed with the Securities and Exchange Commission (the "Registration Statement"), the Company hereby represents and warrants to Purchaser as following:

     3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and will, as of the Closing Date, be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes

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such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business.

     3.2 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Certificate of Incorporation, for the sale and issuance of the Shares pursuant hereto and for the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement and the Certificate of Incorporation, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     3.3 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not (i) materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, (ii) violate, conflict with or result in the breach of any material terms of, or result in the material modification of, any material contract or otherwise give any other contracting party the right to terminate a material contract, or constitute (or with notice or lapse of time both constitute) a material default under any material contract to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject or (iii) result in any violation, or be in conflict with or constitute a default under any term, of its charter or bylaws.

     3.4 SECURITIES EXEMPTION. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.3 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     3.5    FULL DISCLOSURE.

            (a) The Company has delivered to Purchaser a draft of the Registration Statement substantially in the form filed with the Commission.

            (b) The Company shall deliver the finalized text of the preliminary prospectus included in any pre-effective amendment to the Registration Statement that is to be printed by the Company for distribution to prospective purchasers (the "Preliminary Prospectus"). When so delivered, the Preliminary Prospectus shall be appended to this Agreement as Exhibit A and
                                                              ---------
incorporated herein as if delivered at the time this Agreement was executed. The Preliminary

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Prospectus will contain all statements that are required to be stated therein in accordance with, and will comply as to form in all material respects with, the Securities Act and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) When the Registration Statement becomes effective, and at all times subsequent thereto, up to the Closing Date, (1) the Registration Statement and the Prospectus (as hereinafter defined) and any amendments or supplements thereto will contain substantially all statements that are required to be stated therein in accordance with the Securities Act and will comply as to form in all material respects with to the requirements of the Securities Act, and (2) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     For purposes of this Agreement, "Prospectus" means the prospectus, as amended, on file with the Commission at the time the Registration Statement becomes effective, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, except that if the Prospectus filed by the Company pursuant to Rule 424(b) differs from the prospectus on file at the time the Registration Statement becomes effective, the term "Prospectus" shall refer to the Rule 424(b) Prospectus from and after the time it was filed with the Commission or transmitted to the Commission for filing.

     3.6 VALID ISSUANCE OF SHARES. The Shares which will be purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable.

     3.7 LITIGATION, ETC. There is no action, suit, proceeding nor, to the best of the Company's knowledge, any investigation pending or currently threatened against the Company, that questions the validity of this Agreement or the right of the Company to enter into such agreements, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise.

     3.8 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery, and performance of this Agreement or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by this Agreement except certain filings as may be required under the Securities Act and state securities laws and regulations, which filings will be made timely in accordance with the applicable law or regulation.

     3.9 TERMINATION OF EMPLOYMENT. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the

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foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company.

     3.10 INTELLECTUAL PROPERTY RIGHTS. The Company (a) owns or has the right to use, free and clear of all rights, liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights and other intangible or intellectual property rights (and licenses with respect to the foregoing) needed for or used in the conduct of its business as now conducted and as proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing and (b) does not and will not infringe any patents, copyrights, trademarks or other intellectual property rights (including trade secrets), privacy or similar rights of any third party, nor has any material claim (whether embodied in an action, past or present) of such infringement been, to the Company's knowledge, threatened or asserted nor is such a claim pending against the Company. The Company owns or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, and technical data required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company and all of the patents, trademarks, service marks, trade names, copyrights and trade secrets of the Company are held by the Company free and clear of any rights, liens or claims of others, including, without limitation, current and former employees, former employers of all current and former employees, consultants, officers, directors and shareholders of the Company. The Company has not received any communications alleging that the Company has violated or, by conducting its business as now conducted and as proposed to be conducted would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

     3.11 PROPRIETARY INFORMATION AGREEMENTS. All employees and consultants whom the Company considers to be key technical employees or consultants are parties to a written agreement ("Proprietary Information and Inventions Agreement") under which each such employee or consultant (i) is obligated to disclose and transfer to the Company, without the receipt by such person of any additional value therefor (other than normal salary or fees for consulting services), all inventions, developments and discoveries which, during the period of employment with or performance of services for the Company, he or she makes or conceives of either solely or jointly with others, that relate to any subject matter which his or her work for the Company may be concerned, or relate to or are connected with the business, products or projects of the Company, or involve the use of the time, material or facilities of the Company, and (ii) is obligated to maintain the confidentiality of proprietary information of the Company. To the Company's knowledge, no Company employee or consultant is in violation of the Proprietary Information and Inventions Agreement to which such employee or consultant is a party. To the Company's knowledge, no Company employee or consultant is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict with their obligation to use their best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted. Neither the execution nor delivery of this Agreement nor the carrying on of the Company's business by the employees and consultants of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with

                                       5
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or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees and consultants is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees and consultants (or people it currently intends to hire) made prior to their employment by the Company.

     3.12 LOCK-UP AGREEMENTS. GS Capital Partners, L.P., Kleiner Perkins Caufield & Byers VII, KPCB VII Founders Fund, KPCB Information Sciences Zaibatsu Fund II and TMI Telemedia International Ltd. and the executive officers of the Company have entered into 360 day lock-up agreements with the Company and/or the underwriters of the IPO in substantially similar form to that entered into by the shareholders at the request of the Company's underwriters, and Racal Datacom, Inc. will be, prior to the effectiveness of the Registration Statement, subject to a 180 day lock-up restriction.

4.   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

     4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

     4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in this Agreement have been or shall have been obtained prior to and be effective as of the Closing.

     4.3 INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

            (a) PURCHASER IS AN ACCREDITED INVESTOR. Purchaser represents that Purchaser is an Accredited Investor within the meaning of Rule 501(a) of Regulation D under the Securities Act.

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            (b)   PURCHASER BEARS ECONOMIC RISK.  Purchaser must bear the
economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that it has no registration rights with respect to the Shares. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

            (c) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution within the meaning of the Securities Act.

            (d) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.

            (e) COMPANY INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

     4.4 LEGENDS. Each certificate representing the Shares may be endorsed with the following legends:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) PURSUANT TO AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION."

The Company need not register a transfer of any Shares, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in the foregoing legends are satisfied.

     4.5 REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to subsection 4.4 and the stop transfer instructions with respect to such Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Shares may be made without registration.

5.   CONDITIONS TO CLOSING.

     5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligation to purchase the Shares identified in Section 1.2 of the Agreement at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

            (a) CONCURRENT CLOSING OF IPO. The Closing shall occur concurrently with, and not before, the closing of the IPO.

            (b) OTHER INVESTOR PARTICIPATION. The Company will have a binding commitment by Williams or other investors willing to purchase an additional $11.95 million of the Company's Common Stock in connection with the investment by the Purchaser hereunder, pursuant to terms and conditions no more favorable to such investors (other than the warrant coverage, board seat and acquisition notices provided to Williams) than that offered to Purchaser.

            (c) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 (excepting Section 3.5(b)) hereof shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made as of the Closing, and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing.

            (d) LEGAL INVESTMENT. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

            (e) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all authorizations, approvals, consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing, and such items shall be effective on and as of the Closing).

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            (f)   OUTSTANDING PREFERRED STOCK.  The shares of Preferred Stock of the Company, issued and outstanding as of the date of this Agreement, will convert into shares of Common Stock in connection with the IPO.

            (g) COPIES. The Company shall have delivered to Purchaser a true and complete copy of the Registration Statement and any amendments thereto, of each exhibit filed therewith and of the Preliminary Prospectus and final form of Prospectus.

            (h) LEGAL OPINION. The Company shall have delivered an opinion of counsel to the Purchaser in substantially the form attached hereto as Exhibit B.
                                                                      ---------

     5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing. of the following conditions:

            (a) CONCURRENT CLOSING OF IPO. The closing of the IPO shall occur concurrently with, but not before, the Closing.

            (b) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

            (c) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

6.   RULE 144 REPORTING.

     With a view to making available to Purchaser the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees at all times after ninety (90) days after the effective date of the Registration Statement to:

            (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144.

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (c) so long as Purchaser owns any Shares, to furnish to Purchaser within a reasonable time upon a written request by Purchaser, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as Purchaser may reasonably request in complying with any rule or regulation of the SEC allowing Purchaser to sell any such securities without registration.

7.   MISCELLANEOUS

     7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

     7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument, except as expressly provided otherwise in such certificate or instrument.

     7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes, the payment of any dividends or any redemption price.

     7.4 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, such provision shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to maintain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.5    AMENDMENT AND WAIVER.

            (a) This Agreement may be amended or modified only upon the written consent of the parties hereto.

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

            (b) The obligations of the Company and the rights of the holder of the Shares under this Agreement may be waived only with the written consent of the parties hereto.

            (c) Except to the extent provided in this Section 7.5, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            (d)   Any amendment or waiver effected in accordance with this
Section 7.5 shall be binding upon any future holder of some or all of the Shares.

     7.6 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received
(a) upon personal delivery, (b) on the fifth day following mailing sent by registered or certified mail, return receipt requested, postage prepaid, (c) upon confirmed delivery by means of a nationally recognized overnight courier service or (d) upon confirmed transmission of facsimile addressed: (i) if to Purchaser, at Purchaser's address as set forth on the Company's records, or at such other address as Purchaser shall have furnished to the Company in writing or (ii) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to Purchaser in writing.

     7.7 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement, and Purchaser shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

     7.8 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

     7.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     7.11 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.11 being untrue.

     7.12 TERMINATION. If the Registration Statement for the IPO has not become effective by October 31, 1997, Purchaser in its discretion may elect to terminate this Agreement by providing written notice to the Company at any time thereafter.

     7.13 SUBSEQUENT, CONSENTS, PERMITS AND WAIVERS. The Company shall obtain promptly after the Closing all authorizations, approvals, consents, permits and waivers that are necessary or applicable for consummation of the transactions contemplated by this Agreement and that were not obtained prior to the Closing because they may be properly obtained subsequent to the Closing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

CONCENTRIC NETWORK CORPORATION
10590 N. Tantau Avenue
Cupertino, CA 95014


By:  /s/ Henry R. Nothhaft
     -----------------------------
     Henry R. Nothhaft
     President and Chief Executive Officer


PURCHASER:

BAY NETWORKS, INC.


By:  /s/ David Rynne
     -----------------------------
     (Signature)

Its  CFO
     -----------------------------

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